Cash, Cash Equivalents and Restricted Cash Equivalents (Details) - Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2023	Dec. 31, 2022
Schedule of Reconciliation of Cash, Cash Equivalents and Restricted Cash [Abstract]
Cash and cash equivalents		$ 56,377	$ 38,463
Restricted bank deposit	[1]		66
Total cash, cash equivalents and restricted cash shown in the statement of cash flows		$ 56,377	$ 38,529

[1]	As of December 31, 2022, the Company’s restricted cash equivalents consisted of bank deposits that were denominated in New Israeli Shekel. Restricted deposit is presented at cost including accrued interest. This restricted bank deposit is used as security for credit card use and collateralizing the Company’s lease contracts.